UNITED CAPITAL INVESTMENT CORP.

                      FINANCIAL STATEMENTS

                    FOR THE SIX MONTHS ENDED

                     JUNE 30, 1997 AND 1996

































                      FINANCIAL STATEMENTS



                         Table of Contents                      Page




      Accountants' Review Report                                  1


      Statements of Assets and Liabilities of United Capital
           Investment Corp. as of June 30, 1997 and 1996          3


      Statements of Operations for the six months ended June
     30, 1997 and 1996
           and the year ended December 31, 1996                   5



      Statements of Cash Flows for the six months  ended June
     30, 1997 and 1996
           and the year ended December 31, 1996                   6



      Statements of Stockholders' Equity for the six months
     ended June 30, 1997 and 1996
           and the year ended December 31, 1996                   7



      Notes to the Financial Statements                           8



      Schedule of Portfolio Investments                           14



      Selected Per Share Data and Ratios                          15

































Board of Directors
United Capital Investment Corp.

                   Accountant's Review Report

      We have reviewed the accompanying statements of assets and liabilities of United Capital Investment Corp. (the "Company"), as of June 30, 1997 and 1996 and the related statements of operations, cash flows and stockholders' equity for the years then ended. These financial statements are the responsibility of the Company's management.

      We conducted our review in accordance with standards established by the American Institute of Certified Accountants A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

      Based on our review, we are not aware of any material modifications that should be made to the accompanying reviewed financial statements in order for them to be in conformity with generally accepted accounting principles.

      Our review was made for the purpose of expressing limited assurance that there are no material modifications that should be made to the financial statements in order for them to be in conformity with generally accepted accounting principles. The information included in the accompanying schedule of portfolio investments and per share data and ratios is presented only for supplementary analysis purposes. Such information has been subjected to the inquiry and analytical procedures applied in the review of the basic financial statements and we are not aware of any material modifications that should be made thereto.







August 8, 1997

Certified Public Accountants

                 UNITED CAPITAL INVESTMENT CORP.
              STATEMENTS OF ASSETS AND LIABILITIES







                             ASSETS


                                                  June 30,
                                               1997       1996

  Loans Receivable - Long Term Portion
 (Note 2)                                 $3,420,993  $3,429,076
       Less:  Unrealized Depreciation on
 Loans Receivable                            (66,966)    (64,033)
                                           _________   _________
                                           3,354,027   3,365,043


       Less:  Current Maturities - Loans
 Receivable                                  478,939     480,071
                                           _________   _________
            Total Loans Receivable - Net of
 Current Maturities                        2,875,088   2,884,972
                                           _________   _________
  Current Assets:
       Cash                                1,803,242   1,433,257
       Accrued Interest                       30,626      30,332
       Current Maturities - Loans
         Receivable (Note 2)                 478,939     480,071
       Other Assets                           56,937      10,740
                                           _________   _________

            Current Assets                 2,369,744   1,954,400
                                           _________   _________

            Total Assets                  $5,244,832  $4,839,372
                                           =========   =========













    See Accountants' Review Report and Notes to the Financial
                           Statements
                               -3-


                 UNITED CAPITAL INVESTMENT CORP.
              STATEMENTS OF ASSETS AND LIABILITIES


              LIABILITIES AND STOCKHOLDERS' EQUITY

                                                  June 30,
                                               1997       1996

  Long Term Debt:
       Debenture Payable to SBA (Note 4)   $1,800,000  $1,400,000
       Class B, 4% Cumulative, 15 Year
         Redeemable Preferred Stock (Note 5)  900,000     900,000
                                            _________   _________

            Total Long Term Debt            2,700,000   2,300,000
                                            _________   _________

  Current Liabilities
       Loans Payable - Credit Line (Note 3)   350,000     350,000
       Accrued Interest                        23,257      20,640
       Other Current Liabilities               21,477      27,107
       Accrued SBA Dividends                   54,000      18,000
                                            _________   _________
            Total Current Liabilities         448,734     415,747
                                            _________   _________

            Total Liabilities               3,148,734   2,715,747
                                            _________   _________

  Commitments and Contingencies                 -           -

  Stockholders' Equity :(Notes 5, 6 and 8)
       Class A, 3% Cumulative Preferred
 Stock, $1,000 Par Value;
       1,000 Shares Authorized; 1,000
 Shares Issued and
       Outstanding, Respectively                -           -

  Class B, 4% Cumulative, 15 Year
 Redeemable Preferred Stock,
       $1,000 Par Value; 3,000 Shares
 Authorized: 900 Shares
       Issued and Outstanding (See Long         -           -
 Term Debt and Note 5)

  Restricted Capital                          160,565     288,113


  Common Stock, $.01 Par Value; 300,000
 Shares Authorized:
       199,000 Shares Issued and
 Outstanding                                    1,990       1,990

  Additional Paid in Capital                1,905,928   1,778,380

  Retained Earnings                            27,615      55,142
                                            _________   _________

            Total Stockholders' Equity      2,096,098   2,123,625
                                            _________   _________

            Total Liabilities and
 Stockholders' Equity                      $5,244,832  $4,839,372
                                            =========   =========

    See Accountants' Review Report and Notes to the Financial
                            Statement
                               -4-


                 UNITED CAPITAL INVESTMENT CORP.
                    STATEMENTS OF OPERATIONS

                                           Six Months Ended   Year Ended
                                               June 30,        December
                                                                  31,

                                           1997      1996       1996


Revenues:
     Interest Earned on Outstanding
       Receivables                     $220,826   $182,513    $366,559
     Interest Income on Idle Funds       32,433     32,648      51,991
     Other Income                         5,834      4,546      10,171
                                       ________   ________    ________

           Total Revenue                259,093    219,707     428,721
                                       ________   ________    ________
Expenses:
     Interest                            81,636     53,377     117,448
     Officers Salaries                   70,002     70,002     140,004
     Professional Fees                   21,790     16,928      36,323
     Insurance Expense                   10,969      9,464      19,632
     Pension Expense                      7,000      7,000      14,000
     Payroll and Other Taxes              5,913      6,241      10,523
     Depreciation and Amortization        3,460        964         955
     Other Operating Expenses            19,435     18,463      42,240

                                       ________   ________    ________
          Total Expenses                220,205    182,439     381,125

                                       ________   ________    ________

          Net Investment Income          38,888     37,268      47,596

          Unrealized Depreciation in
          Value ofInvestments and Bad Debt
          Write-Off                      39,085        -           863
                                       ________   ________    ________
          Net Income Before Taxes          (197)    37,268      46,733

          Provision for Taxes               795        704         704

                                       ________   ________    ________
          Net (Loss) Income             $  (992)  $ 36,564    $ 46,029
                                       ========   ========    ========

          Earnings (Loss)
          Per Common Share (Note 2)     $   -       $.09        $ .05
                                       ========   ========    ========
          Actual Dividends Paid Per
           Common Share                 $   -       $.27        $ .09
                                       ========   ========    ========






    See Accountants' Review Report and Notes to the Financial
                           Statements
                               -5-


                 UNITED CAPITAL INVESTMENT CORP.
                    STATEMENTS OF CASH FLOWS



                                           Six Months Ended     Year Ended
                                              June 30,        December 31,


                                           1997      1996      1996
Cash Flow from Operating Activities:
     Net (Loss) Income                   $  (992)    $ 36,564   $ 46,029
     Depreciation and Amortization         3,460          964        955
     (increase) Decrease in Accrued
       Interest                           (2,939)         304      2,949
     (Increase) in Other Assets              -            -      (49,649)

     (Decrease) Increase in Accrued
     Liabilities                           7,386       11,510      1,111
     Dividends Paid and Accrued the SBA  (18,000)     (67,885)   (85,885)

     Unrealized Depreciation in Value
      of Investments                      39,085          -          864
                                       _________   __________  _________

Net Cash Provided (Used) by Operating
Activities                                28,000     (18,543)    (83,626)
                                       _________   __________  _________

Cash Flow from Investing Activities:
     Loans Receivable Originated        (700,280)   (177,085) (1,398,550)


     Repayment of Loans Receivable       970,168     345,175   1,267,820
                                       _________   _________   _________
Net Cash Provided (Used by) Investing
Activities                               269,888     168,090    (130,730)
                                       _________   _________   _________
Cash Flow From Financing Activities:
     Net Increase in Debentures Payable
       to SBA                                -         -         400,000
     Amortization of Restricted Capital   63,774      63,775     127,549

     Increase in Additional Paid in
       Capital                           (63,774)    (63,775)   (127,549)
     (Increase) Decrease in Accrued SBA
       Dividends                          18,000     (66,667)    (48,667)
                                       __________  __________  _________

Net Cash Provided by Financing
Activities                                18,000     (66,667)    351,333
                                       __________  __________  __________

Net Increase in Cash
                                         315,888      82,880     136,977
                                       _________   _________   _________

Cash Balance - Beginning of Period
                                       1,487,354   1,350,377   1,350,377
                                       _________   _________   _________

Cash Balance - End of Period          $1,803,242  $1,433,257  $1,487,354
                                       =========   =========   =========

Supplemental Disclosures of Cash Flow
Information
   Cash Paid During the Year For:

     Interest                            $76,286     $55,606    $122,410
                                       =========   =========   =========

     Taxes                               $   795    $    704   $     704
                                       =========   =========   =========



    See Accountants' Review Report and Notes to the Financial
                           Statements
                               -6-


                   UNITED CAPITAL INVESTMENT CORP.
                    STATEMENTS OF STOCKHOLDERS' EQUITY



                                           Six Months Ended  Year Ended
                                               June 30,      December 31,

                                            1997      1996      1996
Class A, 3% Cumulative Preferred Stock,
$1,000 Par Value,
   1,000 Shares Authorized; No Shares
   Issued and Outstanding                $   -      $   -      $  -
                                         _________  _________  _________


Class B, 4% Cumulative, 15 Year
Redeemable Preferred Stock,
   $1,000 Par Value; 3,000 Shares
Authorized: 900 Shares
   Issued and Outstanding (See Long
Term Debt and Note 5)                        -          -         -
                                         ________   ________   ________

Common Stock, $.01 Par Value, 300,000
Shares Authorized;
199,000 Shares Issued and Outstanding
                                             1,990      1,990       1,990
                                         _________  _________   _________

Additional Paid in Capital - Beginning
of Period                                1,842,154  1,714,605   1,714,605
Amortization of Restricted Capital
                                            63,774     63,775     127,549
                                         _________ __________   _________

Additional Paid in Capital - End of
Period                                   1,905,928  1,778,380   1,842,154
                                         _________  _________   _________

Restricted Capital
     Balance - Beginning of Period         224,339    351,888     351,888

     Amortization of Restricted Capital    (63,774)   (63,775)   (127,549)

                                         _________   ________   _________
Balance - End of Period                    160,565    288,113     224,339

Retained Earnings
     Balance, Beginning of Period           46,607     86,463      86,463
     Net Income                               (992)    36,564      46,029
     Less:  Dividends Paid and Accrued
       to the SBA                          (18,000)   (67,885)    (85,885)
                                         _________   ________   _________

     Balance End of Period                  27,615     55,142      46,607
                                         _________   ________   _________

     Total Stockholders' Equity         $2,096,098 $2,123,625  $2,115,090
                                         =========  =========   =========






    See Accountants' Review Report and Notes to The Financial
                           Statements
                               -7-


                 UNITED CAPITAL INVESTMENT CORP.
                  NOTES TO FINANCIAL STATEMENTS
                     JUNE 30, 1997 AND 1996


NOTE 1    ORGANIZATION

United Capital Investment Corp. (The "Company") was formed on May 11, 1984, for the purpose of operating as a specialized small business investment company (SSBIC), licensed under the Small
Business Investment Act of 1958 and regulated and financed in part by the Small Business Administration (SBA). The Company's business is to provide financing to persons who qualify as disadvantaged persons under applicable SBA and SSBIC by the SBA on February 5, 1985.

NOTE 2    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies applied by the Company in the preparation of its financial statements. The Company maintains its accounts and prepares its financial statements on the accrual method of accounting in conformity with generally accepted accounting principles for investment companies.

Valuation of Loans and Investments

As of June 30, 1997, all investments made by the Company have been in the form of loans to closely held corporations. The Board of Directors has valued the investment portfolio based upon the cost of such investments, less a provision for loan losses. However, because of the inherent uncertainty of the valuation, the estimated values might otherwise be significantly higher or lower than the values that would exist in a ready market for such loans which market has not and does not exist. The provision for loan losses of $66,966 represents a good faith determination by the Board of Directors. Substantially, all loans are collateralized by real estate. See schedule for analysis of loan portfolio.

Recognition of Interest Income

It is the Company's policy to record interest on loans and debt securities only to the extent that management and the Board of Directors anticipate such amounts may be collected. As of June 30, 1997, the Board of Directors elected to accrue interest on substantially all outstanding loans.

Gains or Losses on Securities

Cost of securities sold is reported on the average cost basis. Amounts reported as realized gains and losses are measured by the difference between the proceeds of sale and the cost basis of the investment without regard to unrealized gain or loss reported in prior years.

No gain is recognized on the exchange of one investment security for another, or on the exchange of an equity or debt investment for other tangible or intangible assets.

                 UNITED CAPITAL INVESTMENT CORP.
                  NOTES TO FINANCIAL STATEMENTS
                     JUNE 30, 1997 AND 1996




NOTE 2    SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Furniture, Fixtures and Equipment

Fixed assets are recorded at cost. Depreciation is computed on the straight line basis.

Pension Plan

The Company maintains a defined contribution money purchase plan covering all qualifying employees. A provision of $7,000 was included for both the six month periods ended June 30, 1997 and 1996.

Income Taxes

Tax provisions for the various periods were as follows:

             June 30, 1997                $   795
             June 30, 1996                $   704
             December 31, 1996            $   704


The Company has registered as an investment company under the Investment Company Act of 1940 for the first year ended December 31, 1989 and intends to make the election for the current period. A regulated investment company can generally avoid taxation at the corporate level to the extent 90% of the income is distributed to its stockholders.

Earnings Per Share

Earnings per share of common stock are based on a weighted average number of shares outstanding during the period, less preferred stock dividend.

NOTE 3    LOANS PAYABLE - LINE OF CREDIT

Effective February 25, 1993, the Company renewed a $500,000 line of credit with the Hong Kong Shanghai Banking Corp., at a rate of 1% above the New York prime rate, secured by a blanket lien on all assets and guaranteed personally for the first $150,000 by Mr. Paul Lee, President of the Company.

                 UNITED CAPITAL INVESTMENT CORP.
                  NOTES TO FINANCIAL STATEMENTS
                     JUNE 30, 1997 AND 1996

NOTE  3   LOANS PAYABLE - LINE OF CREDIT
(Continued)

The Company will pay a commitment fee of .5% per annum payable monthly on the unused balance of the credit line. There are no restrictions on advances under the agreement.


                                        Maximum     Average
                           Weighted     Amount       Amount
  Category     Balance     Average    Outstanding Outstanding
     of         End of     Interest     During       During
 Borrowing      Period       Rate       Period       Period

June 30, 1997  $350,000     4.875%     $350,000     $350,000
June 30, 1996  $350,000     4.875%     $350,000     $350,000
Dec. 31, 1996  $350,000     4.875%     $350,000     $350,000


NOTE 4    LONG TERM DEBT - SBA SUBORDINATED DEBENTURES

On December 18, 1996 the Company issued a $1,400,000 subordinated
debenture  to  the  SBA  and  paid  off  its  previously   issued
subordinated   debenture  maturing  on  October  29,   1996   for
$1,000,000.

As  of  June  30,  1997,  long term debt to  the  Small  Business
Administration   consisted   of   the   following    subordinated
debentures:


                    First     Second  June 30, 1997  June 30, 1996
Due Date               Five Years       Principal      Principal
                                          Amount        Amount

December 1, 2006    8.08%     8.08%      $1,400,000        -
October 29, 1996    4.25%     7.25%           -        1,000,000
September 1, 2001   5.33%     8.33%         400,000      400,000
                                         __________   __________
                                         $1,800,000   $1,400,000
                                         ==========   ==========

NOTE 5    REDEEMABLE PREFERRED STOCK

Effective November 21, 1989 Congress passes legislation which alters the preferred stock to a 4 percent cumulative dividend and a fifteen year call provision for all preferred stock sold subsequent to the effective date.

                 UNITED CAPITAL INVESTMENT CORP.
                  NOTES TO FINANCIAL STATEMENTS
                     JUNE 30, 1997 AND 1996


NOTE 5    REDEEMABLE PREFERRED STOCK
(Continued)

The Company amended its certificate of incorporation to create a class A preferred stock $1,000 par value which will consist of the 1,000 outstanding preferred stock and to change the existing 3,000 authorized but unissued shares of preferred stock into a new class B preferred stock $1,000 par value which will carry a 4 percent cumulative dividend rate and a mandatory 15 year redemption. Subsequent to the repurchase of the 3% preferred stock (see note 8), the Company retired the class A preferred stock. On February 17, 1995 the Company sold 500 shares of its 15 year redeemable, 4% cumulative preferred stock to the SBA for $500,000 and on September 20, 1991, the Company sold 400 shares of its 15 year redeemable, 4 percent cumulative preferred stock to the SBA for $400,000. The mandatory redemption provisions call for the preferred stock to be repurchased by the Company at its face value. In accordance with Regulation S-X, the Company's financial statements present the preferred stock as Long Term Debt.

NOTE 6    PREFERRED STOCK

As of June 30, 1997 the Company was authorized to issue 4,000 shares of cumulative preferred stock, consisting of 1,000 shares of 3 percent cumulative preferred stock and a second class of 4 percent cumulative, 15 year redeemable preferred stock, $1,000 par value.

As of June 30, 1997, 900 shares of 4 percent preferred stock were issued to the SBA. Each share is entitled to receive 4 percent per annum. Dividends are not required to be paid to the SBA on an annual or other periodic basis, so long as cumulative dividends are paid to the SBA before any other payments are made to shareholders. Such dividends on the preferred stock will be deemed to be earned at the time dividends on the Company's common stock are declared, and accordingly will reduce the amounts available for distribution to the Company's shareholders. As of June 30, 1997, the Company was contingently liable to the SBA on the 4 percent redeemable preferred stock from January 1, 1996 to June 30, 1997 in the amount of $54,000.

NOTE 7    LEASE AGREEMENT

Minimum rental commitments under operating leases in effect as of June 30, 1997 are as follows:

Rental expense for the current period was $6,964. Effective April 16, the Company renegotiated its lease agreement for a period of three years commencing May 1, 1997 and expiring on April 30, 2000. The minimum annual rental of the extended lease term is $13,860. The total commitment for the three year period aggregates $41,580.

NOTE 8    REPURCHASE OF 3% PREFERRED STOCK

Effective August 23, 1993, the Company amended its certificate of incorporation granting the SBA a liquidating interest in a newly created restricted capital surplus account.

                 UNITED CAPITAL INVESTMENT CORP.
                  NOTES TO FINANCIAL STATEMENTS
                     JUNE 30, 1997 AND 1996



NOTE 8    REPURCHASE OF 3% PREFERRED STOCK
(Continued)

The Company and the SBA entered into a repurchase agreement dated October 5, 1993. Pursuant to the agreement, the Company repurchased all 1,000 shares of its 3% preferred stock, $1,000 par value, from the SBA for a purchase price of $362.257 per share, or an aggregate of $362,257. The repurchase price was at a substantial discount to the original sale price of $1,000 per share. As a condition precedent to the repurchase, the Company granted the SBA a liquidating interest in the restricted capital surplus account.

The surplus account is equal to the amount of the repurchase discount less expenses associated with the repurchase. The initial value of the liquidating interest was equal to $637,743. the amount of the repurchase discount on the date of repurchase, and is being amortized over a sixty (60) month period on a straight-line basis. Should the Company be in default under the repurchase agreement, at any time, the liquidating interest will become fixed at the level immediately preceding the event of default and will not decline further until such time as the default is cured or waived. The liquidating interest will expire on the earlier of (I) sixty (60) months from the date of the repurchase agreement, or (ii) if any event of default has occurred and such default has been cured or waived, such later date on which the liquidating interest is full amortized. Should the Company voluntarily or involuntarily liquidate prior to the expiration of the liquidating interest, any assets which are available, after the payment of all debts of the Company, shall be distributed first to the SBA until the amount of the then remaining liquidating interest has been distributed to the SBA. Such payment, if any, would be prior in right to any payments made to the Company's shareholders.

NOTE 9    MANAGEMENT FEES

Effective  February  9,  1993, the  SBA  approved  the  Company's request  for  an  increase  in  total  compensation  to  $160,200 retroactive to January 1, 1993.

NOTE 10   RELATED PARTY TRANSACTION

Certain   officers  and  directors  of  the  Company   are   also
shareholders of the Company. Officers' salaries are set by the Board of Directors and are also subject to maximum compensation by the SBA.

NOTE 11   FINANCIAL INSTRUMENTS WITH OFF BALANCE SHEET RISKS

The Company maintains an aggregate of approximately $1,502,893 in various banks in excess of amounts that would be insured by the Federal Depository Insurance Company.

                 UNITED CAPITAL INVESTMENT CORP.
                  NOTES TO FINANCIAL STATEMENTS
                     JUNE 30, 1997 AND 1996

NOTE 12   COMMITMENTS AND CONTINGENCIES

Pursuant to SBA regulations, all SSBIC's issuing debentures subsequent to April 25, 1994, were required to amend their certificates of incorporation to indicate that they have consented , in advance, to the SBA's right to require the removal of officers or directors and to the appointment of the SBA, or its designee, in the event of certain default provisions. Effective November 1994, the Company amended its certificate of incorporation in accordance with the current provision of the SBA regulation.

NOTE 13   SIGNIFICANT CONCENTRATION OF CREDIT RISK

Approximately twenty seven percent (27%) of the Company's loan portfolio consists of loans made for the financing and purchase of Dry Cleaning Stores and related assets, sixteen percent (16%) in Food Supply Stores and twelve percent (12%) in Restaurants.

                 UNITED CAPITAL INVESTMENT CORP.
                SCHEDULE OF PORTFOLIO INVESTMENTS
                          JUNE 30, 1997







                                           Original
     Outstanding    Number                 Maturity    Balance
     Type of Loan     of       Interest      Date     Outstand
                     Loans       Rate                    ing

     Taxi Cab          4         8.75% -      4 - 15
                                  13.50%       years   $ 271,182
     Restaurant        4        11.50% -      4 - 15
                                  15.00%       years     420,354
     Dry Cleaning     13        10.00% -      5 - 10
                                  16.25%       years     926,029
     Manufacturin      2         9.75% -      5 - 10
     g                            14.50%       years     230,919
     Food Supply       7        12.00% -       4 - 5
                                  15.00%       years     557,667
     Contractor        1          14.50%     5 years      18,349
     Laundromat        1          13.87%     5 years      26,513
     Bakery            1          16.25%     5 years      27,881
     Physicians        2        10.00% -      4 - 10     115,892
     Office                       15.00%       years
     Import &          1          11.00%     4 years      39,944
     Export
     Deli Grocery      8        11.75% -     5 years     372,536
                                  15.00%
     Art Supply        1          14.50%     4 years      33,454
     Sneaker Shop      1          14.50%     4 years      42,746
     Beauty Salon      2        10.00% -     4 years     177,288
                                  15.00%
     Photo Shop        1          14.50%     4 years      35,501
     Dental Lab        1          14.50%     4 years      35,543
     Sporting          1          15.00%     4 years      35,000
     Goods
     Fashion           1          14.00%     4 years      54,195
     Distributor    ______                            __________
                      52
                                                      $3,420,993


                 UNITED CAPITAL INVESTMENT CORP.
                    SUPPLEMENTARY INFORMATION
                    PER SHARE DATA AND RATIOS
       FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND 1996 AND
                THE YEAR ENDED DECEMBER 31, 1996


                              June 30        December 31,
                           1997    1996          1996

 Per Share Data
 Investment Income         $1.30    $1.10      $2.15
 Investment Expenses       (1.11)    (.92)     (1.91)
                           ______   ______    _______

 Net Investment Income       .19      .18        .24


 Net Realized and Unrealized
   Gains and Lossed On
   Securities               (.19)      -          -


 Dividends                  (.09)    (.33)      (.44)
                          _______   _______    _______
 Net Increase/Decrease in
 Net Asset Value            (.09)    (.15)      (.20)

 Net Asset Value -
 Beginning of Period       10.62    10.82      10.82
                          _______  _______    _______
 Net Asset Value - End of
 Year                     $10.53   $10.67     $10.62
                         ========  =======    ========

 Ratios
 Ratio of Expenses to      10.50%    8.6%      17.9%
 Average Net Assets      =======   ========   ========

 Ratio of Net Investment
 Income to
      Average Net Assets     -       1.7%       2.2%
                         =======   ========   ========
